UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 10, 2018
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 8.01.  Other Events.

On January 10, 2018, Finjan Holdings, Inc. (the “Company”) and its wholly-owned subsidiary, Finjan, Inc. (“Finjan”), announced that in Finjan’s patent infringement suit against Blue Coat Systems, Inc. (5:13-cv-03999-BLF, "Blue Coat I") the United States Court of Appeals for the Federal Circuit (Case No. 2016-2520, “Federal Circuit”) issued its decision (“the Opinion”) as follows:

-    Finjan’s U.S. Patent No. 6,154,844 (the "'844 Patent"):
•Confirmed valid and infringed
•Remanded damages to District Court

-    Finjan’s U.S. Patent Nos. 6,804,780 (the "'780 Patent"), 7,418,731 (the "'731 Patent"), and
7,647,633 (the "'633 Patent"):
•Affirmed patents infringed
•Affirmed damages totaling $7.8M

-    Finjan’s U.S. Patent No. 6,965,968 (the "'968 Patent"):
•Reversed finding of infringement and $7.8M in related damages.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 10, 2018, entitled “Federal Circuit Affirms Finjan’s Patents are Valid and Pioneering – Opinion Remands Damages to District Court.”

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: January 12, 2018	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer